                                                                   EXHIBIT 10.36



CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                               FIRST AMENDMENT TO
                                SUPPLY AGREEMENT

        This agreement is entered into by and between Gen-Probe Incorporated ("Gen-Probe") and Roche Diagnostics GmbH ("Roche").

                                    RECITALS

        WHEREAS, Gen-Probe and Boehringer Mannheim GmbH signed a Supply Agreement effective March 5, 1998 with respect to certain products;

        WHEREAS, subsequent to the execution of the Supply Agreement, Roche Diagnostics GmbH succeeded to the rights and obligations of Boehringer Mannheim GmbH under that Agreement; and

        WHEREAS, the Parties now desire to amend the Supply Agreement as set forth in this First Amendment.

                                    AGREEMENT

        In consideration of the facts recited above and the mutual commitments set forth below, the parties agree as follows:

        1.      Definitions.

                (A) Capitalized terms not defined in this Amendment shall have the meanings set forth in the March 5, 1998 Supply Agreement and shall be interpreted as of the original date of that Agreement.

                (B) "Roche Diagnostics GmbH" is substituted for "Boehringer Mannheim GmbH" in all instances where that term has prospective application in the Agreement. "Roche" is substituted for "BM" in all instances where that term has prospective application in the Agreement.

        2. Amendment of Section 10.1. Section 10.1 of the Supply Agreement shall be and is hereby amended to read as follows:

        10.1 The ownership of any and all intellectual property rights of Roche in the Transformed Clone and Roche's T7 RNA Polymerase shall remain with Roche. Roche recognizes that the Transformed Clone is a derivative of an original clone previously supplied to BM by Gen-Probe and Roche therefore agrees not to transfer the Transformed Clone to any other person or entity (with the exception of affiliates of Roche or subcontractors appointed by Roche and authorized by Gen-Probe, which affiliates and subcontractors shall have the same secrecy obligations as the Parties with regard to the original Gen-Probe clone and the Transformed Clone).

                However, the Parties agree that Roche shall have the right to sell [***]. Further, the Parties agree that Roche shall have the right to use and sell [***]. Gen-Probe shall be entitled to terminate Roche's rights under the two preceding sentences to use and sell [***] by giving 24 months written notice; provided, however, that Gen-Probe shall not be entitled to terminate Roche's rights if Roche can reasonably substantiate that it is required to maintain the supply to any customer under applicable existing laws.

        3. No Other Modification. Except as expressly modified by this First Amendment, all prior agreements between the Parties shall remain in full force and effect. Neither party waives any of its rights under such agreements except to the extent of the express amendments set forth above.

        IN WITNESS WHEREOF, the Parties have signed this First Amendment, which shall be effective on the date that it is signed by the last Party to sign.


Mannheim, Germany                       San Diego, California U.S.A.
February 21, 2001                       February 12, 2001

Roche Diagnostics GmbH                  Gen-Probe Incorporated

By /s/ JORG BAUSBACK                    By /s/ HENRY L. NORDHOFF
   ---------------------------------       -------------------------------------
   Dr. Jorg Bausback                       Henry L. Nordhoff
   Director Global Marketing
   Molecular Diagnostics/Immunology        President and Chief Executive Officer

By /s/ STEFAN WILLEMSEN
   ---------------------------------     [SEAL]
   Stefan Willemsen
   Legal Counsel Molecular Biochemicals

***Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.